EXHIBIT 32.2
                           ============

        Certification of Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
----------------------------------------------------------------------

In connection with the amended annual report on Form 10-KSB of Rotoblock Corporation (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Lance Waymen, Chief Financial Officer and Principal Accounting Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date:  August 12, 2005         /s/ Lance Waymen
                              -----------------------------------------
                              By: Lance Waymen., Chief Financial
                              Officer and Principal Accounting Officer












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